Upon recordation, return to:
James A. L. Daniel, Jr., Esq.
Parker, Poe, Adams & Bernstein L.L.P.
Three Wachovia Center
401 South Tryon Street, Suite 3000
Charlotte, NC 28202-1935





                       LASALLE BANK NATIONAL ASSOCIATION,
                 as Trustee for the Registered Holders of LB-UBS
             Commercial Mortgage Trust 2001-C3, Commercial Mortgage
                    Pass-Through Certificates, Series 2001-C3








________________________________________________________________________________

                                 LOAN ASSUMPTION

                                       AND

                             MODIFICATION AGREEMENT

________________________________________________________________________________








          Dated as of July 2, 2002, but executed on the date shown on the signature pages hereto

                              ____________________

                   LOAN ASSUMPTION AND MODIFICATION AGREEMENT

         THIS LOAN ASSUMPTION AND MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of July 2, 2000, but executed on the date shown on the signature page by and among Loyal Plaza Associates, L.P. a Delaware limited partnership, having an address of c/o Brentway Management LLC, 44 South Bayles Avenue, Suite 304, Port Washington, NY 11050 ("Assuming Borrower"), Cedar Income Fund Partnership, L.P. a Delaware limited partnership; Cedar Income Fund, Ltd., a Maryland corporation, having an address at c/o Brentway Management LLC, 44 South Bayles Avenue, Suite 304, Port Washington, NY 11050 (individually and collectively, if more than one, "Assuming Principal"), Loyal Plaza Venture, L.P., a Delaware limited partnership having an address at 20 South Third Street, Columbus, OH 43215 ("Original Borrower"), Glimcher Properties Limited Partnership ("Glimcher") and Glimcher Loyal Plaza Tenant, L.P. ("Tenant") having an address at 20 South Third Street, Columbus, OH 43215 in favor of LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, whose mailing address is c/o Wachovia Securities, Structured Products Servicing, 8739 Research Drive-URP4, Charlotte, NC 28288-1075 (28262-1075 for overnight deliveries )("Lender").

                                    Recitals

         A. Lehman Brothers Bank, FSB (the "Original Lender"), pursuant to the Loan Documents (as hereinafter defined) made a loan to Original Borrower in the original principal amount of $14,000,000.00 (the "Loan"). The Loan is evidenced and secured by the following documents executed in favor of Original Lender:

         (1) Promissory Note dated May 31, 2001, payable by Original Borrower to Original Lender in the original principal amount of $14,000,000.00 (the "Note");

         (2) Open-End Mortgage and Security Agreement of even date with the Note, granted by Original Borrower and Tenant to Original Lender, recorded in Record Book 4025, Page 91 in Lycoming County, Pennsylvania ("Recorder's Office") (the "Mortgage");

         (3) Assignment of Leases and Rents of even date with the Note granted by Original Borrower and Tenant to Original Lender, recorded in Record Book 4025, Page 81, in the Recorder's Office (the "Assignment");

         (4) UCC-1 financing statements (i) with Original Borrower and Tenant as debtor and Original Lender as secured party, filed with the Recorder's Office in Book 3831, Page 164; (ii) with Tenant as debtor and Original Lender as secured party, filed with the Recorder's Office in Book 3831, Page 153 and with the Secretary of State of Pennsylvania as Instrument No. 34061604; and (iii) with Original Borrower as debtor and Original Lender as secured party, filed with the Secretary of State of Pennsylvania as Instrument No. 34061593 (collectively the "Financing Statements");

         (5) Holdback and Indemnity Agreement by and between Glimcher, Tenant (in such capacity Glimcher and Tenant are herein referred to as "Holdback Principals"), Original Borrower and Original Lender of even date with the Note (the "Indemnity Agreement");

         (6) Environmental Indemnity Agreement by and between Original Borrower, Tenant (in such capacity, Tenant is herein referred to as "Environmental Principal" and collectively with the Holdback Principals, the "Original Principal") and Original Lender of even date with the Note (the "Environmental Indemnity Agreement");

         (7) Loan Agreement by and between Original Borrower and Original Lender of even date with the Note (the "Loan Agreement");

         (8) Assignment of Personal Property Leases, Service Agreements, Permits, Licenses, Franchises and other Agreements by and between Original Borrower and Tenant of even date with the Note;

         (9) Clearing Account Agreement by and between Firstar Bank, National Association, Original Borrower and Tenant of even date with the Note (the "Clearing Account Agreement"); and

         (10) Cash Management Agreement by and between Original Borrower, Tenant, Original Lender, Wachovia Bank, National Association (f/k/a First Union National Bank), Glimcher and Glimcher Development Corporation.

The foregoing documents, together with any and all other documents executed by Original Borrower, Tenant and/or Original Principal in connection with the Loan, are collectively called the "Loan Documents." As used herein, the term "Assuming Obligors" shall mean Assuming Borrower and Assuming Principal; the term "Original Obligors" shall mean Original Borrower, Original Principal and Tenant.

         B. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender pursuant to certain assignment documents including, without limitation, that certain Assignment dated as of May 1, 2001 and recorded in Book 4025, Page 91, in the Recorder's Office, and Lender is the current holder of all of Original Lender's interest in the Loan and Loan Documents.

         C. Original Borrower continues to be the owner of the Property (as defined below). Pursuant to that certain Agreement to Purchase Real Estate, dated January 7, 2002 as amended by: First Amendment dated February 22, 2002; Second Amendment dated February 27, 2002; Third Amendment dated March 1, 2002; Fourth Amendment dated March 8, 2002; Fifth Amendment dated March 13, 2002; Sixth Amendment dated March 15, 2002, and Seventh Amendment dated March 22, 2002 (as amended, and as assigned to Assuming Borrower, the "Sales Agreement"), Original Borrower agreed to sell, and Assuming Borrower agreed to purchase, that certain real property more particularly described on Exhibit A attached hereto, together with all other property encumbered by the Mortgage and the other Loan Documents (collectively, the "Property"). The Sales Agreement requires that the Assuming Borrower assume the Loan and the obligations of Original Borrower under the Loan Documents, and conditions the closing of the sale of the Property upon the Lender's consent to the sale of the Property and the assumption of the Loan.

         D. Pursuant to Section 6.4 of the Mortgage, Original Borrower has the right to sell the Property to a third party subject to the satisfaction of certain conditions specified therein. Original Borrower and Assuming Borrower have requested that Lender consent to the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the assumption by Assuming Obligors of the obligations of Original Obligors under the Loan Documents.

         E. Lender is willing to consent to the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan, the assumption by Assuming Borrower of the obligations of Original Obligors and the assumption by Assuming Principal of the obligations of Original Principal under the Loan Documents, on and subject to the terms and conditions set forth in this Agreement and in the Mortgage and in the other Loan Documents.

         F. Lender, Original Obligors and Assuming Obligors by their respective executions hereof, evidence their consent to the transfer of the Property to Assuming Borrower and the modification and assumption of the Loan Documents as hereinafter set forth.

                             Statement of Agreement

         In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

         1. Representations, Warranties, and Covenants of Original Obligors, Release of Lender.

            (a) Original Obligors hereby represent to Lender, as of the date hereof, that (i) contemporaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred all of the Property to Assuming Borrower; (ii) contemporaneously with the execution and delivery hereof, Original Borrower has assigned and transferred to Assuming Borrower all leases, tenancies, security deposits and prorated rents of the Property in effect as of the date hereof ("Leases") retaining no rights therein or thereto; (iii) Original Borrower has not received a mortgage from Assuming Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by Assuming Borrower; (iv) the Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated therein; (v) there are no defaults by them under the provisions of the Note, the Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement, or the other Loan Documents; (vi) there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Note, the Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement, or the other Loan Documents; (vii) all provisions of the Note, Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement, and other Loan Documents are in full force and effect, except as modified herein; (viii) there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received and (ix) the representations and warranties made by Original Obligors in the Mortgage, Note, other Loan Documents or in any other documents or instruments delivered in connection with the Note, the Mortgage, or other Loan Documents are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof.

            (b) Original Obligors hereby covenant and agree that: (i) from and after the date hereof, Lender may deal solely with Assuming Obligors in all matters relating to the Loan, the Loan Documents, and the Property; (ii) they shall not at any time hereafter take a mortgage encumbering the Property from Assuming Obligors to secure any sums to be paid or obligations to be performed by Assuming Obligors so long as any portion of the Loan remains unpaid; and
(iii) Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Obligors.

Original Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

         2. Representations, Warranties, and Covenants of Assuming Obligors.

            (a) Assuming Obligors hereby represent and warrant to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, Assuming Borrower has purchased from Original Borrower all of the Property, and has accepted Original Borrower's assignment of the Leases (as defined in the Mortgage); (ii) Assuming Borrower has assumed the performance of Original Borrower's obligations under the Leases; (iii) Assuming Borrower has not granted to Original Borrower a mortgage or other lien upon the Property to secure any debt or obligations owed to Original Borrower; (iv) to the knowledge of Assuming Obligors, no default or Event of Default (as defined in the Mortgage) has occurred or is continuing; (v) to the knowledge of Assuming Obligors, all provisions of the Loan Documents are in full force and effect;
(vi) to the knowledge of Assuming Obligors, the representations and warranties made in the Mortgage, Note, and other Loan Documents or in any other documents or instruments delivered in connection with the Note, the Mortgage, or the other Loan Documents are true, on and as of the date hereof; and (vii) Assuming Obligors have reviewed all of the Loan Documents and consent to the terms thereof.

            (b) Assuming Obligors hereby covenant and agree that: (i) they hereby assume all the respective past, present and future obligations contained in the Loan Documents in accordance with the terms of this Agreement; (ii) Assuming Borrower shall pay when and as due all sums due under the Note and other Loan Documents (as modified hereby); and (iii) Assuming Principal shall perform all the obligations imposed upon the Original Principal and Assuming Borrower shall perform all the obligations imposed upon Original Obligors under the Note, Mortgage, Indemnity Agreement, Environmental Indemnity Agreement and all other Loan Documents, all as modified hereby. Assuming Borrower shall not hereafter, without Lender's prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents. Assuming Obligors have no knowledge that any of the representations and warranties made by the Original Obligors herein are untrue, incomplete, or incorrect.

Assuming Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

         3. Assumption of Obligations. Assuming Borrower hereby assumes the Loan (as defined in the Mortgage) and Assuming Borrower hereby assumes all the other respective past, present and future obligations of Original Borrower and Tenant, as applicable, of every type and nature set forth in the Note, Mortgage, Indemnity Agreement, Environmental Indemnity Agreement, and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Assuming Principal hereby assumes all the respective past, present and future obligations of Original Borrower and Holdback Principals of every type and nature set forth in the Indemnity Agreement, and of Original Borrower and Environmental Principal of every type and nature set forth in the Environmental Indemnity Agreement, and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Assuming Obligors further agree to abide by and be bound by all of the terms of the Loan Documents applicable to such party pursuant to the terms set forth above, in accordance with their respective terms and conditions, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, all as though each of the Loan Documents applicable to such party had been made, executed, and delivered by Assuming Borrower or Assuming Principal, as appropriate. Assuming Borrower or Assuming Principal, as appropriate, agree to pay, perform, and discharge each and every obligation of payment and performance applicable to such party under, pursuant to and as set forth in the Note, the Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement, and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided. Assuming Obligors hereby acknowledge, agree and warrant that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assuming Obligors to avoid or delay timely performance of their respective obligations under the Note, Mortgage, Indemnity Agreement, Environmental Indemnity Agreement, or any of the Loan Documents, as applicable; (ii) there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents, and all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

         4. Release and Covenant Not to Sue. Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, each of its predecessors in interest and its successors and assigns, together with any officers, directors, partners, employees, investors, certificate holders and agents (including, without limitation, servicers of the loan) of each of the foregoing (collectively the "Lender Parties"), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or unknown, which Original Obligors and Assuming Obligors now have by reason of any cause, matter, or thing through and including the date hereof, including, without limitation, matters arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing;
(b) the Loan Documents; (c) the Property; (d) any reserve and/or escrow balances held by Lender or any servicers of the Loan; (e) the sale, conveyance, assignment and transfer of the Property or (f) any other disclosed agreement or transaction between Original Obligors and/or Assuming Obligors and the Lender Parties. Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

         5. Consent to Conveyance and Assumption; Release. Subject to the terms and conditions set forth in this Agreement, Lender consents to: (a) the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents; and (b) the assumption by Assuming Borrower of the Loan, the assumption by the Assuming Borrower of the obligations of Original Obligors and the assumption by the Assuming Principal of the obligations of the Original Principal under the Loan Documents. Original Obligors are hereby released from any liability to Lender under any and all of the Note, Mortgage and the other Loan Documents arising or first accruing subsequent to the transfer of the Property to Assuming Borrower and the assumption by Assuming Borrower hereunder. Lender's consent to such transfer and assumption shall, however, not constitute its consent to any subsequent transfers of the Property. Original Obligors hereby acknowledge and agree that the foregoing release shall not be construed to release Original Obligors from any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with Closing.

         6. Acknowledgment of Indebtedness. This Agreement recognizes the reduction of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the principal balance of the Note is $13,877,087.23 and interest on the Note is paid to June 10, 2002. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender. The parties acknowledge that Lender is holding the following escrow and/or reserve balances:

                           Tax Escrow:               $168,496.05
                           Insurance Escrow:         $4,642.50
                           Replacement Reserve:      $59,008.38
                           Deferred Maintenance:     $5,000.00
                           Environmental Escrow:     $459,607.10

The parties acknowledge and agree that Lender shall continue to hold the escrow and reserve balances for the benefit of Assuming Borrower in accordance with the terms of the Loan Documents. Original Obligors covenant and agree that the Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such escrow and/or reserve balances except the obligation of Lender to use the Tax Escrow to pay taxes for periods during which the Original Borrower was owner of the Property, to the extent Original Borrower made contributions to the Tax Escrow for such period. Except as provided in the foregoing sentence, Original Obligors hereby release and forever discharge the Lender Parties from any obligations to Original Obligors relating to such escrow and/or reserve balances. Assuming Obligors acknowledge and agree that the funds listed above constitute all of the reserve and escrow funds currently held by Lender with respect to the Loan and authorize such funds to be transferred to an account controlled by Lender for the benefit of Lender and Assuming Borrower.

The parties further acknowledge and agree that Lender shall direct the Clearing Bank (as defined in the Clearing Account Agreement) to continue to hold and manage the accounts established pursuant to the Clearing Account Agreement for the benefit of Assuming Borrower in accordance with the terms thereof. Original Obligors covenant and agree that the Clearing Bank and Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such accounts. Original Obligors hereby release and forever discharge the Clearing Bank and Lender Parties from any obligations to Original Obligors relating to such accounts.

         7. Modifications of the Loan Documents. The Loan Documents are hereby modified as follows:

         (a) Section 10.6 of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

         "10.6. Notices. All notices, demands, requests or other written communications hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee addressed as follows:

         If to Borrower:            Loyal Plaza Associates, L.P.
                                    a Delaware limited partnership
                                    c/o Brentway Management LLC
                                    44 South Bayles Avenue, Suite 304
                                    Port Washington, NY 11050
                                    Brenda J. Walker
                                    President
                                    Ph: (516) 767-6492
                                    Fax: (516) 767-6497

         With a copy to:            Stuart H. Widowski, Esq.
                                    General Counsel
                                    c/o Brentway Management, LLC
                                    44 South Bayles Avenue, Suite 304
                                    Ph: (516) 767-6492
                                    Fax: (516) 767-6497

         If to Lender:              LASALLE BANK NATIONAL ASSOCIATION,
                                    as Trustee for the Registered Holders
                                    of LB-UBS Commercial Mortgage Trust 2001-C3
                                    Commercial Mortgage Pass-Through
                                    Certificates
                                    Series 2001-C3
                                    c/o Wachovia Securities, Structured Products
                                    Servicing,
                                    8739 Research Drive-URP4,
                                    Charlotte, NC 28288-1075 (28262-1075 for
                                    overnight deliveries)

         with a copy to:            Parker, Poe, Adams & Bernstein L.L.P.
                                    Three Wachovia Center
                                    401 South Tryon Street, Suite 3000
                                    Charlotte, NC 28202-1935
                                    Attn: James A. L. Daniel, Jr. Esq.

All notices, demands and requests shall be effective (i) upon delivery, if delivered in person, (ii) one (1) business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) business days after having been deposited in the United States mail as provided above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

         (b) Section 4.1.30(o) of the Loan Agreement is hereby modified by inserting the clause "or a limited partnership whose sole asset is its interest in Borrower with at least one general partner which is a corporation and whose sole asset is its interest in the limited partnership which is the general partner of the Borrower (such corporation shall be deemed an SPC Party for purposes of this Agreement)" after the phrase "its interest in Borrower" in the third and fourth line thereof.

      8. Interest Accrual Rate and Monthly Installment Payment Amount to Remain the Same. The interest rate and the monthly payments set forth in the Note shall remain unchanged. Prior to the occurrence of an Event of Default hereunder or under the Note, interest shall accrue on the principal balance outstanding from time to time at the Applicable Interest Rate (as defined in the Note) and principal and interest (which does not include such amounts as may be required to fund escrow obligations under the terms of the Loan Documents) shall continue to be paid in accordance with the provisions of the Note.

      9. Conditions. This Agreement shall be of no force and effect until each of the following conditions has been met to the complete satisfaction of Lender:

         (a) Fees and Expenses. Original Borrower and/or Assuming Borrower shall pay, or cause to be paid at closing: (i) all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, filing fees, surveyor fees, broker fees, transfer or mortgage taxes, rating agency confirmation fees, application fees, all third party fees, transfer fees, inspection fees, title insurance policy or endorsement premiums or other charges of Title Company and the fees and expenses of legal counsel to any Lender Party and any applicable rating agency and (ii) an assumption fee to Lender in the amount of $138,770.87 being one percent (1%) of the outstanding principal balance of the Note as of the date of the transfer and assumption contemplated by this Agreement, the next regularly scheduled monthly payment due.

         (b) Title Endorsement. Borrower shall cause the title company (the "Title Company") that issued the original mortgagee's title policy (the "Policy") to Original Lender to issue a "bring down" or similar endorsement (the "Endorsement") to the Policy, which endorsement shall: (i) reflect the current ownership of the Property; (ii) reflect the Lender as the owner of the Loan Documents; (iii) be effective as of the date of delivery of this Agreement; (iv) continue to insure the Mortgage as a first lien on the Property; (v) show no new title exceptions unacceptable to Lender and (vi) otherwise be in form and content acceptable to Lender, in its sole discretion.

         (c) Loan Documents. Assuming Borrower shall authorize and execute and deliver to Lender: (i) an Allonge to the Note, (ii) UCC-1, UCC-3 and/or "in lieu of continuation" financing statements, as may be required by Lender, with Assuming Borrower as debtor and Lender as secured party, covering the property which is covered by the financing statements, for filing as a personal property filing with the Recorder's Office and the Office of the Secretary of State of the State of Delaware and as a fixture filing with the Recorder's Office, and
(iii) a Consent and Subordination of Property Management Agreement. Assuming Obligors and Original Obligors shall execute and deliver to Lender a Substitution of Indemnitor and Assumption of Obligations of Indemnitor regarding the Indemnity Agreement and Environmental Indemnity Agreement. Assuming Obligors and Original Obligors shall execute such other agreements, instruments, documents and other writings as may be requested by Lender to maintain the perfection of Lender's security interest in the Property and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

         (d) Recordation. Upon execution hereof by Lender, Original Borrower and Assuming Borrower shall cause this Agreement to be recorded in the Recorder's Office, and Assuming Borrower shall cause a certified file stamped copy of the recorded original hereof and a certified file stamped copy of the recorded Deed conveying the Property to Assuming Borrower to be delivered to Lender within thirty (30) days from the execution date hereof.

         (e) Insurance. Assuming Borrower shall deliver to Lender a copy of Assuming Borrower's insurance policies or insurance certificate evidencing that the Property is insured in accordance with the requirements of the Loan Documents and that the Lender is named as an additional insured under such insurance policies, and otherwise satisfactory to Lender in its sole discretion.

         (f) Opinions of Counsel. Assuming Borrower shall cause Assuming Borrower's counsel (which counsel shall be approved by Lender) to deliver to Lender a counsel's opinion (including a local counsel's opinion if applicable) satisfactory to Lender in its sole discretion. Original Borrower shall cause Original Borrower's counsel (which counsel shall be approved by Lender) to deliver to Lender a counsel's opinion (including a local counsel's opinion if applicable) satisfactory to Lender in its sole discretion. Counsel for Lender shall be in a position to issue a REMIC tax opinion satisfactory to Lender in its sole discretion.

         (g) Organizational Documents. Assuming Borrower shall cause its organizational documents, the organizational documents of its General Partner and the General Partner of its General Partner to conform to Lender's requirements and said documents shall be otherwise acceptable to Lender in its complete discretion.

         (h) Purchase Documents. The Sales Agreement and all documents executed in conjunction with the transfer of the Property from Original Borrower to Assuming Borrower shall be acceptable to Lender in its complete discretion.

         (i) Property Manager. Assuming Borrower shall deliver to Lender a new management agreement executed by Assuming Borrower and the property manager for the Property, which agreement and manager shall be acceptable to Lender in its complete discretion. Assuming Borrower shall deliver to Lender a Consent and Subordination of Property Management Agreement which shall be acceptable to Lender in its complete discretion.

         (j) Other Conditions. Satisfaction of all requirements under the Loan Documents, the closing checklist for the this transaction, and such other conditions as Lender or its counsel, in their sole discretion, shall impose.

         (k) Default.

             (1) Breach. Any breach of Assuming Obligors or Original Obligors of any of the representations and warranties contained herein shall constitute a default under the Mortgage and each other Loan Document.

             (2) Failure to Comply. Any failure of Assuming Obligors or Original Obligors to fulfill any one of the conditions set forth in this Agreement shall constitute a default under this Agreement and the Loan Documents.

      10. No Further Consents. Assuming Obligors and Original Obligors acknowledge and agree that Lender's consent herein contained is expressly limited to the sale, conveyance, assignment and transfer herein described, that such consent shall not waive or render unnecessary Lender's consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property, and that Article VI of the Mortgage shall continue in full force and effect.

      11. Additional Representations, Warranties and Covenants of Assuming Obligors. As a condition of this Agreement, Assuming Obligors represent and warrant to Lender as follows:

         (a) Assuming Borrower is a limited partnership duly organized and validly existing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of Pennsylvania. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.

         (b) CIF-Loyal Plaza Associates, L.P. is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware and is authorized to transact business as a foreign limited partnership in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Original Borrower. CIF-Loyal Plaza Associates, L.P. is, and shall remain, the sole General Partner of Assuming Borrower and has full power and authority to enter into this Agreement as General Partner on behalf of Assuming Borrower, and to execute this Agreement.

         (c) CIF-Loyal Plaza Associates, Corp., is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Original Borrower. CIF-Loyal Plaza Associates, Corp., is, and shall remain, the sole General Partner of CIF-Loyal Plaza Associates, L.P. and has full power and authority to enter into this Agreement as General Partner on behalf of CIF-Loyal Plaza Associates, L.P. and to execute this Agreement.

         (d) Cedar Income Fund, LTD. is a Real Estate Investment Trust duly organized and validly existing under the laws of the State of Maryland and is qualified to do business and in good standing in each jurisdiction in which such qualification is necessary for the operation of its business. Assuming Principal has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents to which it is a party.

         (e) Cedar Income Fund Partnership, L.P. is a limited partnership duly organized and validly existing under the laws of the State of Delaware and is qualified to do business and in good standing in each jurisdiction in which such qualification is necessary for the operation of its business. Cedar Income Fund Partnership, L.P. has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents to which it is a party.

         (f) This Agreement and the Loan Documents to which Assuming Obligors are a party pursuant to the terms hereof constitute legal, valid and binding obligations of Assuming Obligors, enforceable in accordance with their respective terms. Neither the entry into nor the performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Assuming Obligors or any property of Assuming Obligors are bound or any statute, rule or regulation applicable to Assuming Obligors.

         (g) Neither the execution of this Agreement nor the assumption and performance of the obligations hereunder has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which the Assuming Obligors or any property of Assuming Obligors are bound or any statute, rule or regulation applicable to the Assuming Obligors.

         (h) There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Assuming Obligors.

         (i) There has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of Assuming Obligors or any of their properties or assets, whether insured against or not, since Assuming Obligors submitted to Lender their request to assume the Loan.

         (j) The financial statements and other data and information supplied by Assuming Obligors in connection with Assuming Obligors' request to assume the Loan or otherwise supplied in contemplation of the assumption of the Loan by Assuming Obligors were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of Assuming Obligors has occurred, and there is not any pending or threatened litigation or proceedings which might impair to a material extent the business or financial condition of Assuming Obligors.

         (k) Without limiting the generality of the assumption of the Loan Documents by Assuming Obligors, Assuming Obligors hereby specifically remake and reaffirm the representations, warranties and covenants set forth in the Mortgage, the Indemnity Agreement and the Environmental Indemnity Agreement.

         (l) No representation or warranty of Assuming Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

Any breach of Assuming Obligors of any of the representations and warranties shall constitute an Event of Default under the Mortgage and each other Loan Document.

      12. Additional Representations, Warranties and Covenants of Original Obligors. As a condition of this Agreement, Original Obligors represent and warrant to Lender as follows:

         (a) Original Borrower is a limited partnership duly organized and validly existing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of Pennsylvania. Original Borrower has full power and authority to enter into and carry out the terms of this Agreement and to convey the Property and assign the Loan Documents.

         (b) Glimcher Loyal Plaza, Inc. a Delaware corporation is a corporation organized and validly existing in good standing under the laws of the State of Delaware and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Original Borrower. Glimcher Loyal Plaza, Inc. a Delaware corporation is the sole General Partner of Original Borrower and has full power and authority to enter into this Agreement as General Partner on behalf of Original Borrower, and to execute this Agreement.

         (c) Glimcher Loyal Plaza Tenant, L.P. is a limited partnership duly organized and validly existing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of Pennsylvania. Glimcher Loyal Plaza Tenant, L.P. has full power and authority to enter into and carry out the terms of this Agreement.

         (d) Glimcher Properties Limited Partnership is a limited partnership duly organized and validly existing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of Pennsylvania. Glimcher Properties Limited Partnership has full power and authority to enter into and carry out the terms of this Agreement.

         (e) This Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith, constitute legal, valid and binding obligations of Original Obligors enforceable in accordance with their respective terms. Neither the entry into nor the performance of and compliance with this Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Original Obligors or any property of Original Obligors are bound or any statute, rule or regulation applicable to Original Obligors.

         (f) Original Obligors have not received any written notices from any governmental entity claiming that Original Obligors or the Property is not presently in compliance with any laws, ordinances, rules, and regulations bearing upon the use and operation of the Property, including, without limitation, any notice relating to zoning laws or building code regulations.

         (g) The Certified Rent Roll provided to Lender of even date herewith, is a true, complete and accurate summary of all tenant leases ("Tenant Leases" or individually a "Tenant Lease") affecting the Property as of the date of this Agreement. No rent has been prepaid under any Tenant Lease except rent for the current month. To the best of Original Borrower's knowledge after due inquiry, each Tenant Lease has been duly executed and delivered by, and is a binding obligation of, the respective tenant, and each Tenant Lease is in full force and effect. Each Tenant Lease represents the entire agreement between the landlord and the respective tenant and no Tenant Lease has been terminated, renewed, amended, modified or otherwise changed without the prior written consent of Lender as provided in the Loan Documents except as permitted by the Loan Documents. Except for Family Toy, the tenant under each Tenant Lease has taken possession of and is in occupancy of the premises therein described and is open for business. Rent payments have commenced under each Tenant Lease, and all tenant improvements in such premises and other conditions to occupancy and/or rent commencement have been completed by Landlord. All obligations of the landlord under the Tenant Leases have been performed, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Landlord under any Tenant Lease. Except for K-Mart's rights as debtor in possession, there are no offsets or defenses that any tenant has against the full enforcement of any Tenant Lease by the landlord thereunder. Each Tenant Lease is fully and freely assignable by the landlord without notice to or the consent of the tenant thereunder.

         (h) Original Borrower is the current owner of the Property. There are no pending or threatened suits, judgments, arbitration proceeding, administrative claims, executions or other legal or equitable actions or proceedings against Original Obligors or the Property, or any pending or threatened condemnation or annexation proceedings affecting the Property, or any agreements to convey any portion of the Property, or any rights thereto, not disclosed in this Agreement, including, without limitation to any governmental agency.

         (i) No representation or warranty of Original Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

      13. Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

      14. Property Remains as Security for Lender. All of the Mortgaged Property as described and defined in the Mortgage shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage, and, except as expressly set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other Security for the Note, if any, held by Lender.

      15. No Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under any loan agreement, the Note, the Mortgage, any of the other Loan Documents, or under applicable law.

      16. References. From and after the date hereof: (a) references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such of the Loan Documents as modified by this Agreement; (b) references in the Note, Mortgage and the Loan Documents to Borrower or Mortgagor shall hereafter be deemed to refer to Assuming Borrower; (c) references in the Indemnity Agreement, Environmental Indemnity Agreement and the other Loan Documents to the Guarantor, Indemnitor or Principal shall hereafter be deemed to refer to Assuming Principal; and (d) all references to the term "Loan Documents" in the Mortgage and Assignment of Rents shall hereinafter refer to the Loan Documents referred to herein, this Agreement, and all documents executed in connection with Agreement.

      17. Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

      18. Captions. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

      19. Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

      20. Entire Agreement. This Agreement and the documents contemplated to be executed herewith constitutes the entire agreement among the parties hereto with respect to the assumption of the Loan and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof. This Agreement and the Loan Documents may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

      21. Binding Effect. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by Assuming Borrower.

      22. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.

      23. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State where the Property is located.

      24. Effective Date. This Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

      25. Time of Essence. Time is of the essence with respect to all provisions of this Agreement.

      26. Cumulative Remedies. All remedies contained in this Agreement are cumulative and Lender shall also have all other remedies provided at law and in equity or in the Mortgage and other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise.

      27. Construction. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and that no provision shall be construed against or interpreted to the disadvantage of any party. Assuming Obligors and Original Obligors have had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. No representations or warranties have been made by Lender to any party except as set forth in this Agreement.

      28. WAIVER OF JURY TRIAL. ORIGINAL OBLIGORS, ASSUMING OBLIGORS AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE NOTE, THE MORTGAGE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first aforesaid.

         ASSUMING
         BORROWER:              Loyal Plaza Associates, L.P. a Delaware limited
                                partnership

                                By: CIF-Loyal Plaza Associates, L.P. a Delaware limited partnership
                                Its: General Partner

                                     By:    CIF-Loyal Plaza Associates, Corp., a
                                            Delaware corporation
                                     Its:   General Partner


                                     By:    /s/  Brenda J. Walker
                                            ------------------------------------
                                     Name:       Brenda J. Walker
                                            ------------------------------------
                                     Title:  Vice President
                                            ------------------------------------

                                     Executed on the 2nd day of July, 2002



         ASSUMING
         PRINCIPAL:             Cedar Income Fund Partnership, L.P.,
                                a Delaware limited partnership

                                By:  Cedar Income Fund, Ltd., a Maryland
                                     corporation
                                Its: General Partner

                                     By:    /s/  Brenda J. Walker
                                            ------------------------------------
                                     Name:       Brenda J. Walker
                                            ------------------------------------
                                     Title:  Vice President
                                            ------------------------------------

                                     Executed on the 2nd day of July, 2002


                                Cedar Income Fund, Ltd., a Maryland corporation



                                     By:    /s/  Brenda J. Walker
                                            ------------------------------------
                                     Name:       Brenda J. Walker
                                            ------------------------------------
                                     Title:  Vice President
                                            ------------------------------------

                                     Executed on the 2nd day of July, 2002

         ORIGINAL
         BORROWER:              Loyal Plaza Venture, L.P. a Delaware limited
                                partnership

                                By:  Glimcher Loyal Plaza, Inc. a Delaware
                                     corporation
                                Its: General Partner



                                     By:    /s/  William J. Cornely
                                            ------------------------------------
                                     Name:       William J. Cornely
                                            ------------------------------------
                                     Title:  Executive V. P., COO and CFO
                                            ------------------------------------

                                     Executed on the ____ day of June, 2002



         ORIGINAL
         PRINCIPAL:             Glimcher Properties Limited Partnership, a
                                Delaware limited partnership

                                By: Glimcher Properties Corporation, a Delaware corporation
                                Its: General Partner


                                     By:    /s/  William J. Cornely
                                            ------------------------------------
                                     Name:       William J. Cornely
                                            ------------------------------------
                                     Title:  Executive V. P., COO and CFO
                                            ------------------------------------

                                     Executed on the ____ day of June, 2002



                                Glimcher Loyal Plaza Tenant, L.P., a Delaware limited partnership

                                By:  Glimcher Loyal Plaza Tenant, Inc., a
                                     Delaware corporation
                                Its: General Partner



                                     By:    /s/  William J. Cornely
                                            ------------------------------------
                                     Name:       William J. Cornely
                                            ------------------------------------
                                     Title:  Executive V. P., COO and CFO
                                            ------------------------------------


                                     Executed on the ____ day of June, 2002

LENDER:                               LASALLE BANK NATIONAL ASSOCIATION
                                      as Trustee for the Registered Holders of LB-UBS
                                      Commercial Mortgage Trust 2001-C3
                                      Commercial Mortgage Pass-Through
                                      Certificates
                                      Series 2001-C3

                                      By: WACHOVIA BANK, NATIONAL ASSOCIATION
                                          (f/k/a First Union National Bank),
                                          solely in its capacity as Master
                                          Servicer, as authorized under that
                                          certain Pooling and Servicing
                                          Agreement dated as of July 11, 2001


                                          By:    /s/  Matthew Liebler
                                                 -------------------------------
                                          Name:       Matthew Liebler
                                                 -------------------------------
                                          Title:      Asst. V. P.
                                                 -------------------------------

                                          Executed on the ____ day of June, 2002

STATE OF NORTH CAROLINA             )
                                    )SS.
COUNTY OF MEKLENBURG                )

         On this 27th day of June, 2002, before me, the undersigned officer, personally appeared Matthew Leibler, who acknowledged himself/herself to be the Asst. V.P. of Wachovia Bank, National Association, and that he/she as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of LaSalle Bank, National Association as Trustee for the Registered holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 by himself/herself as .

         IN WITNESS WHEREOF, I hereto set my hand and official seal.


                                        /s/  Judith L. DeBear
                                  ----------------------------------------------
                                  Notary Public

                                  My Commission Expires:      5/30/2006
                                                         -----------------------

                                  [OFFICIAL SEAL]

           [ATTACH APPROPRIATE ACKNOWLEDGEMENTS--SHOULD BE PREPARED BY
                   COUNSEL FOR ASSUMING AND ORIGINAL OBLIGORS]

                    [TITLE COMPANY TO ATTACH EXHIBIT A LEGAL
                          DESCRIPTION OF THE PROPERTY]